                                                                    EXHIBIT 10.9

                                     FORM OF
                           RESTRICTED STOCK AGREEMENT
                                 PURSUANT TO THE
                            ARBOR REALTY TRUST, INC.
                        2003 OMNIBUS STOCK INCENTIVE PLAN

                  THIS RESTRICTED STOCK AGREEMENT (the "Agreement") is made by and between [Insert Name of Grantee] ("Grantee") and Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), as of [Insert Date of Agreement].

                  WHEREAS, Grantee is currently [a director of the Company] [an executive officer of the Company] [an employee of the Company] [an employee of Arbor Commercial Mortgage, LLC, a New York limited liability company ("ACM"), who provides consulting services to the Company that are not in connection with the offer or sale of securities in a capital raising transaction or promoting or maintaining a market for securities of the Company (a "Consultant") pursuant to the terms of that certain Management Agreement, dated as of July 1, 2003 (the "Management Agreement"), by and among the Company, Arbor Realty Limited Partnership, a Delaware limited partnership and the operating partnership of the Company ("ARLP") and ACM, which provides for the management of the operations of the Company and ARLP by ACM]; and

                  WHEREAS, the Company has adopted the Arbor Realty Trust, Inc. 2003 Omnibus Stock Incentive Plan (the "Plan"), which provides for awards of restricted stock to selected officers, directors, employees, consultants and advisors; and

                  WHEREAS, on [Insert Date of Agreement] (the "Date of Grant"), the Board of Directors (the "Board") of the Company awarded the Grantee [Insert Number of Shares] shares of the Company's common stock, par value $0.01 (the "Common Stock"), pursuant to, and subject to the terms and provisions of the Plan.

                  NOW, THEREFORE, in consideration of the Grantee's services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Grant of Restricted Stock. Company hereby grants to Grantee [Insert Number of Shares] shares of restricted Common Stock and Grantee hereby accepts such shares, pursuant to and subject to the terms and provisions of the Plan and the Agreement (the "Restricted Stock").

                  2. Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

                  3. Escrow of Restricted Stock. To insure the availability for delivery of the Grantee's Restricted Stock, the Grantee hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to assign and transfer unto the Company such Restricted Stock, if any, forfeited by the Grantee pursuant to
Section 6 below and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Restricted Stock, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Restricted Stock and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and the Grantee attached hereto as Exhibit B, until the Restricted Period (as defined below) has lapsed with respect to the shares of Restricted Stock, or until such time as this Agreement no longer is in effect. Upon such time as the Restricted Period has lapsed pursuant to the schedule set forth in Section 4 below and subject to the forfeiture provisions of Section 6 below, the escrow agent shall promptly deliver to the Grantee the certificate or certificates representing such shares of Restricted Stock in the escrow agent's possession belonging to the Grantee in accordance with the terms of the Joint Escrow Instructions, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates if so required pursuant to other restrictions imposed pursuant to this Agreement.

                  4.       Restrictions and Restricted Period.

                           a. Restrictions. Shares of Restricted Stock granted
hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of and shall be subject to a risk of forfeiture as described in Section 6 below until the lapse of the Restricted Period (as defined below).

                           b. Restricted Period. Unless the Restricted Period is
previously terminated pursuant to Section 6 of this Agreement, the restrictions set forth above shall lapse and the shares of Restricted Stock shall become fully and freely transferable (provided, that such transfer is otherwise in accordance with federal and state securities laws) and non-forfeitable as to [Insert Vesting Terms] of the shares of Restricted Stock (rounded down to the nearest whole share) on the Date of Grant and as to an additional [Insert Vesting Terms] of the shares of Restricted Stock (rounded down to the nearest whole share) on the [Insert Vesting Dates] anniversary of the Date of Grant (the "Restricted Period") as set forth below:

Date of Grant or Release            Fraction of Shares Released
 from Restricted Period               from Restricted Period
------------------------            ---------------------------
[Insert Date of Agreement]             [Insert Vesting Terms]

[Insert Vesting Date]                  [Insert Vesting Terms]

[Insert Vesting Date]                  [Insert Vesting Terms]

[Insert Vesting Date]                  [Insert Vesting Terms]

Notwithstanding anything to the contrary, the release of the shares of Restricted Stock hereunder shall be conditioned upon Grantee making adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the release of the shares from the Restricted Period (unless a Section 83(b) election has been filed), whether by withholding, direct payment to the Company, or otherwise.

                           c. Change in Control. Notwithstanding anything in
this Agreement to the contrary, in the event of a Change in Control, all restrictions shall lapse as of the date of the Change in Control. A "Change in Control" shall occur if:

                                    i.       any "person", as such term is used
         in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes the "beneficial owner", as such term is used in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph
         (iii) below; or

                                    ii.      the following individuals cease for
         any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                                    iii.     there is consummated a merger or
         consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the "beneficial owner", directly or indirectly, of securities of the Company (not including in the securities "beneficially owned", as such term is used in Rule 13d-3 under the Exchange Act, by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                                    iv.      the stockholders of the Company
         approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  5. Rights of a Stockholder. From and after the Date of Grant and for so long as the Restricted Stock is held by or for the benefit of the Grantee, the Grantee shall have all the rights of a stockholder of the Company with respect to the Restricted Stock, including, but not limited to, the right to receive dividends and the right to vote such shares of Restricted Stock.

                  6. Cessation of Service. In the event of the Cessation of Service (as defined below), the shares of Restricted Stock and any and all accrued but unpaid dividends that at that time have not been released from the Restricted Period, shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Stock or certificates.

         The "Cessation of Service" means the cessation of all services of Grantee to the Company which shall be deemed to occur [at the time of Grantee's termination of employment by the Company for any reason.] [at such time that the Grantee no longer serves as a director of the Company for any reason.] [at such time that the Grantee no longer serves as an executive officer of the Company for any reason.] [at such time that the Grantee no longer serves as a Consultant for any reason. For the avoidance of doubt, the cessation of Grantee's service as a Consultant shall be deemed to occur upon the earlier of (i) the cessation of the Grantee's employment with ACM, or (ii) the later of the termination or regular expiration of (A) the Management Agreement or (B) the Origination Period (as defined in the Management Agreement).]

         [Insert the following Section 7 in the Restricted Stock Agreement with each director and executive officer:

                  7. Representations and Warranties of the Grantee. The Grantee hereby represents and warrants to the Company and to each officer, director, controlling person and agent of the Company:

                           a. The Grantee is an individual "accredited
investor", as defined in Rule 501(a)(4) under the Securities Act of 1933, as amended (the "Securities Act"), in that the Grantee is a director, executive officer or general partner of the Company.

                           b. The Grantee is acquiring the Restricted Stock not
with a view to distribution or resale thereof or with any present intention of offering or selling the shares of Restricted Stock in violation of the Securities Act, the Plan, this Agreement or the Articles of Incorporation of the Company and the Grantee will not sell or offer to sell or otherwise transfer the shares of Restricted Stock in violation of the Securities Act, the Plan, this Agreement or the Articles of Incorporation of the Company.

                           c. The Grantee acknowledges that the Grantee has been
provided an opportunity to examine all documents and ask questions of, and has received answers thereto from the Company and its representatives regarding the business, management, and financial affairs of the Company and its subsidiaries, and the Grantee has obtained all information requested by him or her of the Company and its subsidiaries with respect to the acquisition of the Restricted Stock.

                           d. The Grantee has reviewed the terms and conditions
of the Plan, provided to the Grantee by the Company, and the Grantee has conducted his or her own examination of the Company, the offering of the Restricted Stock and the Plan, including the merits and risks involved, in making an investment decision with respect to the Restricted Stock. The Grantee represents that the offering of the Restricted Stock was made only through direct, personal communication between the Grantee and the Company and its representatives and not through public solicitation or advertising.

                           e. The Grantee understands that (i) the shares of
Restricted Stock have not been registered under the Securities Act, in reliance on an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof; (ii) the Company has no obligation to register the Restricted Stock under the Securities Act or any state securities laws;
(iii) the shares or Restricted Stock are subject to strict restrictions on transferability and may only be transferred in accordance with the Plan, this Agreement, the Articles of Incorporation of the Company and the Securities Act;
(iv) the certificates, if any, representing shares of the Restricted Stock will bear a legend to such effect, and (v) the Company will make a notation on its transfer books to such effect.

                           f. The Grantee is able to bear the economic risk of
an investment in the Restricted Stock and has adequate income independent of any income produced from an investment in the Restricted Stock to sustain a loss of all of his or her investment in the Restricted Stock without economic hardship if such loss should occur.

                           g. The Grantee is a bona fide resident and
domiciliary of the state set forth on the signature page hereof and has no present intention to become a resident of any other state or jurisdiction.

                           h. The Grantee acknowledges that the Company will
rely upon the Grantee's acknowledgements, representations and warranties set forth in this Agreement, and the Grantee agrees to notify the Company promptly if any representation or warranty in this Agreement ceases to be accurate and complete.]

                  8. Certificates. Restricted Stock granted herein may be evidenced in such manner as the Administrator shall determine. If certificates representing the shares of Restricted Stock are registered in the name of the Grantee, then the Company shall retain physical possession of the certificate.

                  9. Legends. All certificates representing any of the shares of Restricted Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN A RESTRICTED STOCK AGREEMENT, DATED AS OF [INSERT DATE OF AGREEMENT], BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

                  10. Tax Consequences. Set forth below is a brief summary as of the Date of Grant of certain United States federal tax consequences of the award of the Restricted Stock. THIS SUMMARY DOES NOT ADDRESS SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO GRANTEE. GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

                  The Grantee shall recognize ordinary income at the time or times the restrictions lapse with respect to the shares of Restricted Stock that have been released from the Restricted Period in an amount equal to the Fair Market Value (as such value is determined in accordance with Section 1(k) of the Plan) of such shares of Restricted Stock on each such date and the Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligations of the Company under the Plan are conditioned on your making arrangements for the payment of any such taxes.

                  11. Section 83(b) Election. The Grantee hereby acknowledges that he has been informed that, with respect to the grant of Restricted Stock, an election may be filed by the Grantee with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to
Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed currently on the Fair Market Value of the Restricted Stock on the Date of Grant.

THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE

COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE'S BEHALF.

BY SIGNING THIS AGREEMENT, THE GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                  12. Termination of this Agreement. Upon termination of this Agreement, all rights of the Grantee hereunder shall cease.

                  13.      Miscellaneous.

                           a. Notices. Any notice required or permitted under
this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at his address herein below set forth or such other address as he may designate in writing to the Company, or to the Company to the attention of the Secretary, at the Company's address or such other address as the Company may designate in writing to the Grantee.

                           b. Failure to Enforce Not a Waiver. The failure of
the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

                           c. Governing Law. This Agreement shall be governed by
and construed according to the laws of the State of New York without giving effect to the choice of law principles thereof.

                           d. Amendments. This Agreement may be amended or
modified at any time by an instrument in writing signed by the parties hereto.

                           e. Agreement Not a Contract of Employment. Neither
the grant of Restricted Stock, this Agreement nor any other action taken in connection herewith shall constitute or be evidence of any agreement or understanding, express or implied, that the Grantee is an employee of the Company or any subsidiary of the Company.

                           f. Entire Agreement; Plan Controls. This Agreement
and the Plan contain the entire understanding and agreement of the parties hereto concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties hereto with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

                           g. Captions. The captions and headings of the
sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

                           h. Counterparts. This Agreement may be executed in
counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

                           i. Assignment. The Company may assign its rights and
delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties hereto agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his heirs, executors, administrators, successors and assigns.

                           j. Severability. This Agreement will be severable,
and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the parties hereto intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                                  ARBOR REALTY TRUST, INC.

                                                  By:   ________________________
                                                        Name:
                                                        Title:

                  The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

GRANTEE:

___________________________
[Insert Name of Grantee]

Number of Shares of Restricted Stock: [Insert Number of Shares]

Address: ______________
         ______________
         ______________

State/Province of Residence: _________________

Social Security Number: ______________________

                                                                       EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, [Insert Name of Grantee] (the "Grantee") hereby assigns and transfers unto Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), ____________ shares of Company's common stock, par value $0.01 per share, standing in his name on the books of said corporation represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint the Secretary to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement (the "Agreement") between the Company and the Grantee dated [Insert Date of Agreement].

Dated: _____________, _____                         ____________________________
                                                    [Insert Name of Grantee]

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to return the shares to the Company in the event the Grantee forfeits any of such shares as set forth in the Agreement, without requiring additional signatures on the part of the Grantee. This Assignment Separate from Certificate must be delivered to the Company with the above Certificate No. _____.

                                                                       EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

                                                      [Insert Date of Agreement]

Arbor Realty Trust, Inc.
333 Earle Ovington Boulevard
Uniondale, New York 11553
Attention:

Dear Mr.                 :

         As Escrow Agent for both Arbor Realty Trust, Inc., a Maryland corporation (the "Company"), and [Insert Name of Grantee] ("Grantee") of a certain number of shares of the Company's common stock, $0.01 par value per share (the "Shares") granted by the Company to the Grantee pursuant to the terms of that certain Restricted Stock Agreement between the Company and Grantee, dated [Insert Date of Agreement] (the "Agreement") you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement, in accordance with the instructions set forth below. Except as otherwise expressly set forth herein, these instructions shall be construed in accordance with the provisions of the Agreement and any capitalized terms not otherwise defined herein shall have the definitions set forth in the Agreement.

                  1. In the event that the Grantee forfeits any Shares pursuant to the Agreement, you are directed (a) to date the Assignment Separate From Certificate necessary for the transfer to the Company, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares to be transferred, to the Company or its assignee.

                  2. Grantee hereby irrevocably authorizes the Company to deposit with you any certificates evidencing the Shares to be held by you hereunder and any additions and substitutions to said Shares as set forth in the Agreement. Grantee does hereby irrevocably constitute and appoint you as Grantee's attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated, including but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the Shares. Subject to the provisions of this Section 2, Grantee shall exercise all rights and privileges of a shareholder of the Company while the stock is being held by you.

                  3. Upon written request of the Grantee, unless the Grantee has forfeited Shares pursuant to Section 6 of the Agreement, you will deliver to Grantee a certificate or certificates representing the aggregate number of Shares that are not then subject to the Restricted Period. Within 60 days after Grantee's Cessation of Service as defined in

Section 6 of the Agreement, you will deliver to Grantee, or Grantee's representative, as the case may be, a certificate or certificates representing the aggregate number of Shares held or issued pursuant to the Agreement and not forfeited to the Company or its assignees pursuant to the Agreement.

                  4. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Grantee, you shall deliver all of the same to Grantee and shall be discharged of all further obligations hereunder.

                  5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

                  6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Grantee while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

                  7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                  9. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

                  10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary and proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

                  11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

                  12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

                  14. All notices and other communications under these Joint Escrow Instructions shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below at the following addresses or at such other addresses as a party may designate by ten day's advance written notice to each of the other parties hereto:

If to Company or to the
Escrow Agent:

                           Arbor Realty Trust, Inc.
                           333 Earle Ovington Boulevard
                           Uniondale, New York 11553
                           Attention:  Secretary

                           Facsimile: (516) 832-8043
                           Attention: Secretary

If to the Grantee:         ______________________
                           ______________________
                           ______________________

                           Facsimile: ________

                  15. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

                  16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                  17. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of New York.

GRANTEE:                                    ARBOR REALTY TRUST, INC.

____________________________                By:      ___________________________
[Insert Name of Grantee]                             Name:
                                                     Title:

____________________________
Print Name

____________________________

____________________________
Residence Address

ESCROW AGENT:

__________________________
Secretary

                                                                       EXHIBIT C

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: __________________________________________________

NAME OF SPOUSE: ____________________________________________________

ADDRESS: ___________________________________________________________

IDENTIFICATION NO. OF TAXPAYER: ____________________________________

IDENTIFICATION NO. OF SPOUSE: ______________________________________

TAXABLE YEAR: _________________________________

2. The property with respect to which the election is made is described as follows: _______ shares (the "Shares") of the Common Stock of Arbor Realty Trust, Inc. (the "Company").

3.       The date on which the property was transferred is: _____________, 20__.

4.       The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ ______________.

6.       The amount (if any) paid for such property is: $ ______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services

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in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: _________________, 20__                             _____________________
                                                           Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _________________, 20__                             _____________________
                                                           Signature of Spouse
                                                           of Taxpayer